                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 14, 2002
                                                ----------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        New York                      333-85954                       13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

                     270 Park Avenue
                     New York, New York                            10167
--------------------------------------------------------------------------------
                    (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code (212) 834-9280
                                                  --------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          ------------

                  Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994, issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on February 17, 1995 to the PSA) furnished to the Registrant by J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Banc of America Securities LLC, Salomon Smith Barney Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2002-C2 (the "Certificates").

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-85954) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

                  The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                  Description
-----------                  -----------

(99) Structural Term Sheets and Collateral Term Sheets prepared by J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Banc of America Securities LLC, Salomon Smith Barney Inc. and Goldman, Sachs & Co. in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C2.

SIGNATURES
----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 14, 2002


                                      J.P. MORGAN CHASE COMMERCIAL
                                      MORTGAGE SECURITIES CORP.



                                      By:/s/ Charles Y. Lee
                                         --------------------------------------
                                         Name:  Charles Y. Lee
                                         Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99)              Structural Term Sheets and Collateral Term             E
                  Sheets prepared by J.P. Morgan Securities
                  Inc., Merrill Lynch, Pierce, Fenner &
                  Smith Incorporated, ABN AMRO Incorporated,
                  Banc of America Securities LLC, Salomon
                  Smith Barney Inc. and Goldman, Sachs & Co.
                  in connection with J.P. Morgan Chase
                  Commercial Mortgage Securities Corp.,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2002-C2.